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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported)   July 26, 1999
                                                --------------------------------


                    Sunrise Technologies International, Inc.
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             (Exact name of registrant as specified in its charter)


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
    Delaware                        1-10428                      77-0148208
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(State of or other                  (Commission                  (IRS Employer
jurisdiction of                     File Number)                  Identification
incorporation)                                                    Number)


3400 West Warren Avenue, Fremont, California                            94538
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(Address of principal executive offices)                              (Zip Code)
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Registrant's telephone number, including area code     (510) 623-9001
                                                  ------------------------------


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(Former name or address, if changed since last report)
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ITEM 5.   OTHER EVENTS

     On July 26, 1999, Sunrise Technologies International, Inc. (the "Company") issued a press release to announce that it had published a letter to its Shareholders on the Company website, www.sunrise-tech.com, to respond to frequently asked questions resulting from the FDA's Opthalmic Devices Panel recommendation not to approve the Company's Premarket Approval Application for the Company's laser technology for the treatment of hyperopia.


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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS.

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
99.1      Press Release dated July 26, 1999.

99.2      Letter to Shareholders dated July 26, 1999.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registration has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                 SUNRISE TECHNOLOGIES INTERNATIONAL, INC.
                                 (Registrant)


DATE: July 26, 1999              By: /s/ C. RUSSELL TRENARY, III
                                    --------------------------------------------
                                    Name: C. Russell Trenary, III
                                    Title: President and Chief Executive Officer



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                                 EXHIBIT INDEX

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
99.1      Press Release dated July 26, 1999.

99.2      Letter to Shareholders dated July 26, 1999.
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